THESE SECURITIES WERE SOLD IN AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.
(the “Corporation”)

SHARE SUBSCRIPTION

The undersigned subscribes for Nine Hundred Thousand (900,000) Common shares in the capital of the Corporation at the price of US$0.01 per share, and agrees to pay the purchase price for the shares prior to their issuance.

Dated as of the 7th day of January, 2010

This instrument may be delivered by facsimile transmission.

/s/ Brian Hough
BRIAN HOUGH

INFORMATION REQUIRED FOR REGISTRATION:

Full name:	Brian Hough

Address:	19 Brownsdrift Park
70 Brownsdrift Road
Umgeni Park, South Africa 4051